Greyhound Commissary Completes Share Exchange
and $7.67 Million Financing

Company Acquires Guangzhou Tanke Industry Co., Ltd., a Leading and Innovative Manufacturer of Environmentally Friendly Feed Additives in China

SALT LAKE CITY, Utah & GUANGZHOU, China -- Greyhound Commissary, Inc. (OTCBB:GHND) has consummated a share exchange transaction and concurrent US $7.67 million private placement pursuant to which it acquired the parent company of Guangzhou Tanke Industry Co., Ltd. (“Tanke”).

Based in Guangzhou, Guangdong Province, China, Tanke, is one of the leading animal nutrition and innovative feed additive providers in China.  Tanke is a PRC government certified high tech company that is engaged in the development, manufacturing and distribution of environmentally-friendly feed additive products that are designed to optimize the growth and health of livestock such as pigs and cattle, as well as farmed fish.  Tanke produces 21 branded feed additives and each brand is available in seven different mixes that correspond to different stages of an animal’s or fish’s life cycle. One of Tanke’s most popular products is an organic trace mineral additive that is believed to be one of the few Chinese-developed organic products in the trace mineral market.   All of Tanke’s products are environmentally friendly and compatible with China’s drive to modernize livestock production and develop a safer food supply.  Tanke has more than 150 employees, including 43 in sales and marketing.

In the share exchange transaction, the shareholder of China Flying Development Limited, a Hong Kong incorporated company which is Tanke’s indirect parent company, exchanged all of its shares in China Flying for 10,758,000 newly issued shares of Greyhound representing approximately 82.77% of the outstanding shares of Greyhound prior to the private placement.   As a result of the share exchange, China Flying is a directly held, wholly-owned subsidiary of Greyhound.

Pursuant to the share exchange transaction, Greyhound’s directors and officers resigned and Mr. Guixiong Qiu, Tanke’s CEO, was appointed President, Chief Executive Officer and Chief Financial Officer of Greyhound as well as, subject to compliance with applicable SEC rules, its sole director.

In the private placement, 6,669,627 units at $1.15 per unit were sold to accredited investors, resulting in gross proceeds of $7.67 million.   Net proceeds to the company are expected to be approximately $5.82 million.  Each unit consists of a $1.15 principal amount, two year 8% Senior Convertible Note and a three year Warrant to purchase one share of Greyhound common stock at an exercise price of $1.40 per share, subject to certain conditions.

Euro Pacific Capital, Inc. acted as the lead placement agent for the private placement.

Assuming full conversion of the notes and the exercise of the warrants, the investors in the offering would own approximately 48.9% of the outstanding shares of the company and the former Tanke shareholders would own approximately 36.6 % of the outstanding shares of the company.

Pursuant to a “make good” arrangement, the former shareholders of Tanke agreed to deposit an aggregate of 2 million shares of company common stock in escrow to be issued to either the former shareholder of China Flying or the investors in the offering.  If Tanke does not achieve certain net income targets for the fiscal years ending December 31, 2011 and 2012, the investors in the offering will receive an aggregate of 1 million shares, on a pro rata basis, for each year that Tanke did not achieve the net income target.

Among other obligations to the private placement investors, the company will be required to register the shares of common stock underlying the notes and warrants for public resale, appoint a board of directors comprised of a majority of independent directors, and appoint a new, English speaking Chief Financial Officer.  It is also expected that the company will change its corporate name to Tanke BioSciences Corporation and will change its stock symbol to reflect the new name.

“We have built Tanke from the beginning with a view to becoming a leader in the field of feed additives in China and beyond,” stated Mr. Qiu.  “Tanke’s emphasis on research and development and our focus on customer service have served to build strong ties with our customers, which include 500 of the top animal growing farms in China.  Tanke’s story is one of a growing demand for protein by a population gaining a higher standard of living and a population demanding safe and nutritious food. “

Mr. Qiu also explained that , “Tanke is a provider of environmentally-friendly and innovative feed additives, and we believe that sales will rapidly increase as more large-scale farms, feed processing and feed production companies in China seek “Pollution-Free” and “Green Food “ certifications from the Chinese government.  The potential growth of Tanke’s business, both top line and bottom line, solely based on this demand in China, should provide for significant value for our public shareholders.  We understand that one of our primary goals is to increase shareholder value.”

Additional information regarding the share exchange, the private placement, the terms of the notes and warrants, and Tanke’s business, including Tanke’s audited financial statements, will be disclosed in a Current Report on Form 8-K to be filed by  Greyhound with the Securities and Exchange Commission.

About Greyhound Commissary

Greyhound was organized on May 24, 1989 under the laws of the State of Idaho and was re-incorporated under the laws of the State of Nevada on Nov 1, 2007. Greyhound’s principal offices are in Salt Lake City, Utah.  Since 1995, subsequent to the curtailing of Greyhounds planned business, Greyhound has engaged in an ongoing search for suitable business opportunities, including a potential merger.

About Guangzhou Tanke Industry Co. Ltd.

Tanke, based in Guangzhou, Guangdong province, China, is one of the leading animal nutrition and innovative feed additive providers in China. Tanke’s products are distinguished from traditional artificial feed additives in that they are environmentally-friendly and are designed to optimize the growth and health of livestock such as pigs and cattle, as well as farmed fish and chicken.  One of Tanke’s most popular product lines is its organic trace mineral additives for which it has now become one of China’s leading and most innovative suppliers.

Cautionary Note Regarding Forward Looking Statements

This press release and the statements of representatives and partners of Greyhound Commissary, Inc., Guangzhou Tanke Industry Co. Ltd. and related entities (collectively, the “Company”) related thereto contain, or may contain, among other things, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included herein are “forward-looking statements,” including statements regarding: the impact of the proceeds from the private placement on the business and operations of the Company; the ability of the Company to achieve its commercial objectives; the business strategy, plans and objectives of the Company; and any other statements of non-historical information. These forward-looking statements are subject to significant known and unknown risks and uncertainties and are often identified by the use of forward-looking terminology such as “expects”, “promises”, “predicts”,  “projects,” “may,” “could,” “would,” “should,” “believes,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. The Company undertakes no duty to update these forward-looking statements except as required by law.  Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements.

Contact:

Investor Relations
Price Target Media, Inc.
info@pricetargetmedia.com
888-744-8777